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                            PERFORMANCE FUNDS TRUST

                       SUPPLEMENT DATED JANUARY 10, 1997
                    TO PROSPECTUSES DATED SEPTEMBER 27, 1996

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

PLEASE NOTE THE FOLLOWING REVISION REGARDING "DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX".

     Shareholders may elect to receive distributions in additional Fund shares based on the net asset value at the close of business on the declaration date of the distribution or receive such distributions in cash.